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                                                                  EXHIBIT 10.11






                             LETTER AMENDMENT NO. 1
                                       TO
              MASTER SHELF AGREEMENT DATED AS OF OCTOBER 15, 1999



                               February 28, 2000



The Prudential Insurance Company
  of America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

                  We refer to the Master Shelf Agreement dated as of October 15, 1999 (the "AGREEMENT") among the undersigned, Lennox International Inc. (the "COMPANY"), and The Prudential Insurance Company of America
("PRUDENTIAL"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

                  The Company has requested that Prudential enter into this Letter Amendment No. 1 to evidence amendment of the Agreement as set forth herein. You have indicated your willingness to so agree. Accordingly, it is hereby agreed by you and us as follows:

                  The Agreement is, effective the date first above written, hereby amended as follows:

                  PARAGRAPH 10.12.3. FINANCIAL COVENANTS. The first sentence of clause (b) of paragraph 10.12.3 is amended in full to read as follows:

                           "(b) CONSOLIDATED INDEBTEDNESS TO ADJUSTED EBITDA.
                  As of the last day of each fiscal quarter during the periods described below, the Company shall not permit the ratio of Consolidated Indebtedness outstanding as of such day to the Adjusted EBITDA for the four (4) fiscal quarters then ended to exceed: (i) 3.00 to 1.00 at all times other than as described in the following clause (ii); or (ii) 3.25 to 1.00 for all fiscal quarters ending prior to March 31, 2001."


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                  On and after the effective date of this Letter Amendment No.
1, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this Letter Amendment No. 1. The Agreement, as amended by this Letter Amendment No. 1, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

                  This Letter Amendment No. 1 may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                  If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Letter Amendment No. 1 to Lennox International Inc., 2140 Lake Park Blvd., Richardson, TX 75080, Attention of Chief Financial Officer. This Letter Amendment No. 1 shall become effective as of the date first above written when and if (i) counterparts of this Letter Amendment No. 1 shall have been executed by us and you; (ii) holders of at least 66-2/3% in aggregate unpaid principal amount of all notes under each of the 1991 Note Agreements, the 1993 Note Agreements, the 1995 Note Agreement and the 1998 Note Agreement (as each such term is defined in Exhibit A attached hereto) at the time outstanding shall have executed an amendment similar to this Letter Amendment No. 1; and (iii) the Company shall have furnished to Prudential evidence of the satisfaction of clause (ii).

                                                Very truly yours,

                                                 LENNOX INTERNATIONAL INC.

                                                 By:  /s/ Clyde Wyant
                                                      ------------------------
                                                      Executive Vice President,
                                                      Chief Financial Officer


Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA

By:  /s/ Ric E. Abel
     -----------------------------
      Vice President




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